                                                                    Exhibit 99.2


STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I , John A. Shaw, Executive Vice President and Chief Financial Officer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Cabot Corporation, and, except as corrected or supplemented in a subsequent covered report:

- no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

- no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - Annual Report on Form 10-K for Fiscal Year ended September 30, 2001 as filed with the U.S. Securities and Exchange Commission on December 20, 2001;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Cabot Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        any amendments to any of the foregoing.

                                             Subscribed and sworn to before
                                             me this 14th day of August 2002.

/s/ John A. Shaw                             /s/ Aji Kron
----------------------------                 ---------------------------------
John A. Shaw                                 Notary Public
Executive Vice President
and Chief Financial Officer
                                             My Commission Expires:
Dated August 14, 2002                        12 January 2007


                                                                               6